EXHIBIT 10.84

                                OPTION AGREEMENT

      This Option Agreement (the "Agreement") is by and among CASTLE DENTAL CENTERS, INC., a Delaware corporation ("Castle"), CASTLE DENTAL CENTERS OF FLORIDA, INC., a Florida corporation ("CDC-Florida"), FIRST DENTAL CARE, INC. n/k/a GREENBERG ENTERPRISES, INC. ("GEI"), LESTER B. GREENBERG, D.D.S. (individually and together with GEI ("Greenberg") and NATIONSBANK OF TEXAS, N.A. ("NationsBank"), and DECLARATION OF TRUST FOR THE DEFINED BENEFIT PLANS
OF ZENECA HOLDINGS, INC., DECLARATION OF TRUST FOR THE DEFINED BENEFIT PLANS OF ICI AMERICAN HOLDINGS, INC., and DELAWARE STATE EMPLOYEES' RETIREMENT FUND, who agree as follows:

      1. CONSIDERATION. Contemporaneously with the execution and delivery of this Agreement, certain of the parties hereto have exchanged limited mutual releases and have concluded the restructuring of that certain indebtedness of Castle to Greenberg and entities related thereto more particularly described as:
(a) that certain promissory note dated May 19, 1996 in the original principal amount of $1,787,938, as modified (the "Performing Note"); (b) that certain promissory note dated May 19, 1996, in the original principal amount of $656,588, as modified; (c) that certain promissory note dated May 19, 1996, in the original principal amount of $286,775, as modified (collectively, the "Restructured Notes"). This Option Agreement is granted in connection with the exchange of the limited mutual releases and is neither a payment on or security device for the repayment of the debts held by Greenberg or related entities.

      2. GRANT OF OPTION. Subject to the terms and conditions of this Agreement, following a payment default under the Performing Note as set forth in paragraph
3 below, Greenberg is hereby granted an exclusive and non-transferable, except as hereinafter provided, option, but not the obligation to purchase either (a) from Castle, all of the issued and outstanding shares of capital stock of CDC-Florida, or (b) from CDC-Florida, all of the assets and liabilities specific to the operation of CDC-Florida. Whether Greenberg wishes to acquire the stock of CDC-Florida or its assets shall be determined by Greenberg in writing at the time of the exercise of the option. Contemporaneouly with the consummnation of the purchase pursuant to said option, all security interests in the assets of CDC-Florida (except for those specific to the operations of CDC-Florida that existed at the time of CDC-Florida's acquisition thereof and those security interests granted by CDC-Florida to secure its acquisition of tangible personal property thereafter acquired in the normal conduct of its business) and if Greenberg elects to purchase CDC-Florida stock, all security interests in the stock of CDC-Florida shall be released, and such assets and/or CDC-Florida's stock shall be transferred free and clear of all claims, liens, and encumbrances, except for those security interests that existed prior to May 19, 1996, and those security interests granted by CDC-Florida to secure its acquisition of tangible personal property after such date in the normal conduct of its business. NationsBank, as lienholder, has executed a counterpart hereof to indicate its agreement to release its security interest in the assets of CDC-Florida upon the payment of the
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option purchase price as set forth herein. It is the intent of parties that this option grant to Greenberg the right to purchase all of the assets of CDC-Florida to enable Greenberg to reacqire all the assets transferred by that certain asset purchase agreement between Greenberg and affiliates, as seller, and CDC-
Florida, as purchaser, so as to place the parties in as near the same position with respect to such assets they would have occupied had such transaction not occurred in the first instance as is possible.

      3. OPTION TERM. Subject to the next sentence, this option shall be exercisable by Greenberg or his assigns at any time following a payment default under the Performing Note, subject to the cure periods set forth therein, but the option shall terminate on July 31, 1998, if not perviously exercised. Notwithstanding the foregoing, in the event NationsBank, its successors or assigns, declares a default and acceleration in the payment or performance of the obligations owed to it by Castle, said option shall be exercisable only during a period commencing on the date of the receipt by Greenberg of notice of such default, and said option shall terminate, if not previously exercised, on the 61st day thereafter. The closing of the purchase pursuant to this option shall occur within thirty (30) days of the exercise of the option. Time is of the essence and Greenberg's failure to close the purchase in a timely manner shall void the option and this Option Agreement shall thereafter be of no further force or effect. Until exercisable under the terms hereof, this option shall not be transferable.

      4. AUTOMATIC TERMINATION OF THE OPTIONS. Unless sooner terminated, at such time as the Restructured Notes have been paid in full, this option agreement shall automatically terminate and shall be of no further force and effect.

      5. CONSIDERATION FOR OPTION EXERCISE. The consideration payable by Greenberg for the conveyance of the assets of CDC-Florida or CDC-Florida stock, whichever Greenberg elects, payable upon the closing of the option purchase, shall consist of the following, all of which shall be free and clear of all claims, liens, and encumbrances of third parties whatsoever; (a) $3.1 million in cash, to be delivered to NationsBank in exchange for the release of its liens on the assets of CDC-Florida; (b) the Restructured Notes; and (c) all shares of capital stock of Castle previously issued to Greensberg or its affiliates on May 19, 1996, duly endorsed and in proper form for transfer. If Greenberg elects to purchase the stock of CDC-Florida, Castle shall deliver all shares of capital stock of CDC-Florida, duly endorsed and in proper form for transfer to Greenberg, free and clear of all liens and encumbrances, whatsoever. If
Greenberg elects to purchase the assets of CDC-Florida, all such assets shall be conveyed in the same form of transfer as said assets were transferred to CDC-Florida by Greenberg and related entities on May 19, 1996. In addition, should Greenberg elect to purchase the assets of CDC-Florida, the Option Agreement between Lester B. Greenberg, D.D.S. and CDC-Florida, the Management Services Agreement between CDC-Florida and Castle First Dental Care, P.A., and the Trademark License Agreement and the Trandename License Agreement, all
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executed and delivered in connection with the May 19, 1996, transaction shall be terminated.

      6. CONDUCT OF BUSINESS. Heretofore, CDC-Florida represents and warrants that it has not transferred any non-cash assets conveyed to it by Greenberg or related entities on May 19, 1996, except in the ordinary course of business and, while this option remains outstanding, and prior to the closing of the purchase, CDC-Florida shall conduct business only in the ordinary course, shall transfer none of its existing assets other than in the ordinary course of business and shall maintain a current status on accounts payable.

      7. EFFECTIVE DATE. The effective date of this option shall be the _______ day of __________________, 1997.

                                        CASTLE DENTAL CENTER, INC.


                                        By:____________________________________
                                          Name:_________________
                                          Title:______________


                                        CASTLE DENTAL CENTERS
                                         OF FLORIDA, INC.


                                        By:____________________________________
                                          Name:_________________
                                          Title:______________


                                        GREENBERG ENTERPRISES, INC.


                                        By:____________________________________
                                          Name:_________________
                                          Title:______________



                                        _______________________________________
                                        LESTER B. GREENBERG, D.D.S.

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                           CONSENT OF SUPERIOR LENDERS

      NationsBank, by its execution hereof, does hereby consent to the granting of this option and, should the option be exercised, and the cash consideration of $3.1 million be delivered to NationsBank for payment on the indebtedness of Castle owing to NationsBank, to the transfer of the stock of CDC-Florida or the transfer of the assets of CDC-Florida upon the payment of the consideration specified, free of its security interests therein, and by execution hereof agrees that the granting of this option does not constitute security for the repayment of any obligations owed to Greenberg or related entities by Castle and that the completion of the sale pursuant to the exercise of this option shall not constitute a payment on any obligation owed to Greenberg or related entities by Castle. By their execution hereof, the Declaration of Trust for the Defined Benefit Plans of Zeneca Holdings, Inc., the Declaration of Trust for the Defined Benefit Plans of ICI American Holdings, Inc., and the Delaware State Employees' Retirement Fund, the holders of senior subordinated debt of Castle to which the Castle debt to Greenberg is subordinate, do hereby consent to the granting of this option and do hereby consent to the sale and purchase should said option be exercised upon the terms specified, free and clear of its security interests, and do hereby acknowledge and agree that this option agreement does not constitute security for the repayment of the debt due Greenberg by Castle and that the transfer of assets or stock of CDC-Florida, whichever the case may be, pursuant to the exercise of this option shall not constitute a payment thereon.


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:____________________________________
                                          Name:_________________
                                          Title:______________

                                        DECLARATION OF TRUST FOR THE
                                        DEFINED BENEFIT PLANS OF ZENECA
                                        HOLDINGS, INC.

                                        By:  Pecks Management Partners, Ltd.
                                           its Investment Advisor


                                           By:_________________________________
                                             R.J. Cresci, Managing Director

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                                        DECLARATION OF TRUST FOR THE
                                        DEFINED BENEFIT PLANS OF ICI
                                        AMERICAN HOLDINGS, INC.

                                        By:  Pecks Management Partners, Ltd.
                                           its Investment Advisor


                                           By:_________________________________
                                             R.J. Cresci, Managing Director


                                        DELAWARE STATE EMPLOYEES'
                                        RETIREMENT FUND

                                        By:  Pecks Management Partners, Ltd.
                                           its Investment Advisor


                                           By:_________________________________
                                             R.J. Cresci, Managing Director

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